Exhibit 1

                            JOINT FILING AGREEMENT


           This will confirm the agreement by and between all of the undersigned that the Schedule 13G filed on or about this date with respect to the beneficial ownership by the undersigned of Class A Common Shares of Beneficial Interest of Capital Trust is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:     August 7, 1998

                                    GENERAL MOTORS SALARIED EMPLOYES
                                    PENSION TRUST
                                    MANAGEMENT CORPORATION
                                    By: General Motors Investment Management
                                    Corporation, Investment Manager

                                    By: /s/ R. Charles Tschampion
                                       ----------------------------------------
                                       Name: R. Charles Tschampion
                                       Title: Managing Director



                                    GENERAL MOTORS HOURLY-RATE
                                    EMPLOYES PENSION TRUST
                                    By: General Motors Investment Management
                                    Corporation, Investment Manager

                                    By: /s/ R. Charles Tschampion
                                       ----------------------------------------
                                       Name: R. Charles Tschampion
                                       Title: Managing Director




                                    GENERAL MOTORS INVESTMENT
                                    MANAGEMENT CORPORATION

                                    By: /s/ R. Charles Tschampion
                                       ----------------------------------------
                                       Name: R. Charles Tschampion
                                       Title: Managing Director